THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Directors and Officers

           Paul Hottinguer                   Rodolphe E. Hottinger
           CHAIRMAN                          PRESIDENT
           Eric R. Gabus+                    CHIEF EXECUTIVE OFFICER
           VICE CHAIRMAN (NON OFFICER)       Rudolf Millisits
           Paul R. Brenner, Esq.             SENIOR VICE PRESIDENT
           DIRECTOR                          TREASURER
           Alexandre de Takacsy              Philippe R. Comby, CFA
           DIRECTOR                          VICE PRESIDENT
           Claude Frey                       Edward J. Veilleux
           DIRECTOR                          VICE PRESIDENT
           Claude Mosseri-Marlio*            SECRETARY
           DIRECTOR                          Leslie K. Klenk
           Didier Pineau-Valencienne*        ASSISTANT SECRETARY
           DIRECTOR                          Frederick Skillin
           Stephen K. West, Esq.             ASSISTANT TREASURER
           DIRECTOR                          Sara M. Morris
           Samuel B. Witt, Esq.**            ASSISTANT TREASURER
           DIRECTOR                          Peter R. Guarino, Esq.
                                             CHIEF COMPLIANCE OFFICER

 -------

            Baron Hottinger
            DIRECTOR EMERITUS

             *AUDIT COMMITTEE MEMBER          +GOVERNANCE/NOMINATING
            **AUDIT COMMITTEE CHAIRMAN         COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC
(member Citigroup Global Transaction Services)

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

THE INVESTMENT ADVISOR
The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

THE FUND
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund had a Morningstar overall rating of three stars as of March 31, 2005. Of course, past performance is no guarantee of future results. See the footnote on page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders

GLOBAL MARKET OVERVIEW
    Global equity markets entered a more volatile phase in the first quarter of 2005 as both the economic growth and the bull market cycles started to age. Higher corporate spending and lower interest rates were supportive (albeit at a declining level) but the lack of economic stimulus in the US, high consumer debt levels and the lack of real wage growth created fears about economic activity.

    In the fixed income market, increasing Fed funds rates did not cause corresponding increases in US government yields, defying the predictions of most analysts. Much of the US deficit was being financed by Asia out of its excess savings and by oil producing nations out of their windfall from high energy prices.

    Inflation expectations in the US, as reflected in the price of Treasury Inflation Protected Securities, are at 2.7%. We expect this to be revised upward as corporations become more able to pass on cost increases to their customers and as productivity slows. The long-term outlook for inflation is relatively tame however. Chinese industrialization keeps a lid on prices through labor productivity and demographics in the developed countries favor slower consumer spending.

    The outlook for Treasuries is better than for corporate debt as yield spreads are very low and do not reflect the impending downturn in the credit market.

    Overseas, European and Swiss government debt has outperformed their US counterpart during the first quarter of the year due to the strength of the currency and a much muted perspective for economic activity. This bodes well for European equities. Monetary liquidity is more supportive than in the US, since the European Central Bank (ECB) is not expected to change the level of the interest rates soon. Actually, in US dollar terms, European equities have outperformed US equities despite an improvement in the US currency.

SWISS ECONOMIC NOTES
    Growth in the Swiss Gross Domestic Product (GDP) for 2004 ended up being smaller than expected. The economy grew by 1.2% for the whole year versus the Swiss National Bank's (SNB) forecast of close to 2%. The Swiss economy lost momentum especially at the end of 2004. In the last quarter, the GDP declined by -0.1%, as compared to the last quarter of 2003, a departure from the positive comparable growth of all the previous quarters.

    The SNB has lowered its expectations from its last meeting in December 2004. It now expects economic growth to be around 1.5% for 2005 versus its previous projection of 1.5%-2%. The main reasons given for this change were high oil prices and "an economic recovery in Europe that might fall below expectations."

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

    The Swiss unemployment rate increased to 4.1% in February 2005 (from 4% in December 2004) and decreased to 3.9% in March 2005. The seasonally adjusted rate remained flat during the last quarter at 3.8%.

    The Consumer Price Index (CPI) fell 0.3% to 1.2% from November 2004 to January 2005 but increased again to 1.4% in March, strongly influenced by the latest increase in oil prices. Given that the economic upswing has been delayed and that inflation is likely to remain low in the medium term, the SNB, at its latest meeting on March 17, 2005, decided to leave the target range for the three-month LIBOR rate unchanged at 0.25-0.75%. Even though the SNB lifted short-term interest rates twice in 2004, real short-term interest rates have been negative for two and a half years. This is the longest period of negative real interest rates yet recorded in Switzerland (at least during the past 25 years) as the SNB noted in its latest quarterly bulletin.

    Yields on longer term bonds continued to slip until the beginning of February. The yield on the ten-year Swiss Confederation bonds fell from 2.4% at the end of December 2004 to a low level of 2.0% in the beginning of February. It has increased since then and ended the quarter at 2.3%.

CURRENCY
    After approaching its record low in December 2004 with an exchange rate of
1.14 against the Swiss franc, the US dollar rebounded and finished the quarter at 1.19. This rebound was attributable both to short covering and to a widening of the short-term differential in interest rates.

    The euro area continued to show no sign of a shift towards an easier monetary policy. The ECB continues to keep its main refinancing rate at 2%, a rate that has been in place since June 2003. During the first quarter, the euro slightly depreciated against the US dollar (from 1.35 to 1.29) and appreciated by 1% against the Swiss franc.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market performed well during the first quarter, with a return of 5.25% for the Swiss Performance Index (SPI). Small capitalization stocks (below $700 million of market capitalization) had a very strong performance during the quarter with a 15% return in local currency. The strong money flows into small capitalization stocks have come from speculation on mergers and acquisitions activity. Mid sized companies (from $700 million to $2 billion) had more modest returns, appreciating 8.0% in local currency, but were still strong in comparison to the 5.0% return for the whole market.

    News from the Swiss healthcare sector was positive on average, especially for Roche Holding AG and less so for Novartis AG. The Swiss biotech companies outperformed the US biotech index. The food companies (Nestle AG and Lindt & Sprungli AG) performed, in general, better than or on par with their peers in Europe and the US. The energy

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

sector was strong, albeit stock prices entered a period of consolidation in 2005.

    Financial stocks outperformed the market after better than expected results from UBS AG and the recovery at Credit Suisse Group, where management reassured the market about the company's capital position and announced a large share buy-back. The performance of luxury goods companies was flat for the quarter.

    The Swiss Helvetia Fund lagged the SPI during the first quarter by 1.7%, due mainly to underweight positions in the large capitalization food, bank and insurance sectors, underweight positions in recovering cyclical companies such as ABB Ltd. and Adecco SA, and overweight positions in mid capitalization companies which did not experience the expected benefits from mergers and acquisitions. As the economic cycle matures cyclical companies, especially in the small capitalization area, are expected to consolidate and both mid capitalization quality stocks and large capitalization defensive stocks should exhibit outperformance.

    The Fund's cumulative performance continues to be superior to its Swiss peers and its benchmark. As of March 31, 2005 the Fund had a rating of three stars from Morningstar*.

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of March 31, 2005, there were 9 funds in the Fund's asset category rated by Morningstar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

----------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
----------------------------------------------------------------------------------------------------------------------
                                    YTD AS         TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,           CUMULATIVE
                                      OF    --------------------------------------------------------    PERFORMANCE
                                   03/31/05 2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-03/31/05
---------------------------------- -------- ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND                 3.57%   7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      95.38%
Swiss Performance Index (SPI)       5.25%   6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%      77.41%
Swiss Market Index (SMI)            4.15%   3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      50.40%
Switzerland iShares/2/ (Formerly
 called Webs Switzerland)           4.51%   6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%      45.99%
CS Equity Swiss Blue Chips/3,7/     4.31%   2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%      53.15%
UBS (CH) Equity Fund/4,7/           5.10%   5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      51.15%
Pictet (CH) -- Swiss Equities/5,7/  5.30%   7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      53.75%
Saraswiss (Bank Sarasin)/6,7/       5.07%   2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      44.29%

/1 /PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 12/31/04 = 1.14, 3/31/05 = 1.19.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (concluded)

          ------------------------------------------------------------
                                                        QUARTER ENDED
                                                        MARCH 31, 2005
          --------------------------------------------- --------------
          PERFORMANCE IN SWISS FRANCS
          Swiss Performance Index (SPI)                      5.25%
          Swiss Helvetia Fund
           Based on Net Asset Value                          3.57%
          CHANGE IN US DOLLAR VS. SWISS FRANC                4.82%
          SWISS HELVETIA FUND PERFORMANCE IN US DOLLARS
           Based on Net Asset Value                         -1.19%
           Based on Market Price                            -5.02%
          S & P 500 Index                                   -2.15%
          MSCI EAFE Index                                   -0.16%
          Lipper European Fund Index (10 Largest)            0.70%
          Lipper European Fund Universe Average             1.10 %

OUTLOOK / STRATEGY
    Equity markets are facing more risk going forward as questions arise about the strength of US consumer spending, about short-term inflation and the Fed's reaction to it, and about how China will manage a soft landing and when it will modify its exchange rate regime. In this environment, valuations are expected to contract. Corporations with stable earnings growth and high free cash flow generation are the ones most likely to resist that trend. The defensive nature of the Swiss market (healthcare and food) should play to its advantage.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by its Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 250,000 shares in 2005. During the quarter ended March 31, 2005, there were no repurchases.

Sincerely,
/s/
Paul Hottinguer
CHAIRMAN

/s/
Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

March 31, 2005

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     March 31, 2005

                                                                        Percent
   No. of                                                               of Net
   Shares                   Security                       Value        Assets
   ------------------------------------------------------------------------------
   COMMON STOCKS -- 96.82%

       BANKS -- 16.70%

       458,000 CREDIT SUISSE GROUP/2/
               REGISTERED SHARES                   $  19,731,773    4.86%
               A global operating financial group.
               (Cost $15,309,694)

        33,406 ST. GALLER KANTONALBANK
               REGISTERED SHARES                       8,786,627    2.17%
               A Swiss regional bank that offers
               retail, commercial, private and
               institutional banking. It also
               provides asset management and
               financial planning services.
               (Cost $7,655,440)

       435,000 UBS AG/2/
               REGISTERED SHARES                      36,861,314    9.09%
               Largest Swiss bank. It offers
               consumer, business and
               construction loans, mortgages,
               mutual funds, export and structured
               finance and securities brokerage
               services, advises on mergers and
               acquisitions, invests pension funds
               and sponsors credit cards.
               (Cost $7,578,949)

        94,000 VONTOBEL HOLDING AG
               REGISTERED SHARES                       2,346,254    0.58%
               Provides investment, banking and
               consulting services to private and
               institutional customers.
               (Cost $2,286,229)
                                                   ------------- -------
                                                      67,725,968   16.70%

                                                                     Percent
       No. of                                                        of Net
       Shares                   Security                    Value    Assets
       ------------------------------------------------------------------------

      BASIC RESOURCES -- 0.50%

       20,324 PRECIOUS WOODS HOLDING AG/1/
              BEARER SHARES                        $   2,029,160    0.50%
              Through subsidiaries, manages
              tropical forests using ecologically
              sustainable forest management
              methods. Harvests tropical trees
              and processes them into lumber.
              (Cost $2,039,773)
                                                   ------------- -------
                                                       2,029,160    0.50%
      BIOTECHNOLOGY -- 3.30%

      126,973 ACTELION LTD./1/
              REGISTERED SHARES                       12,890,119    3.18%
              Pharmaceutical company that
              develops and markets synthetic
              small-molecule drugs against
              diseases related to the endothelium.
              (Cost $8,781,182)

       12,273 CYTOS BIOTECHNOLOGY AG/1/
              REGISTERED SHARES                          484,989    0.12%
              Develops and produces
              biopharmaceuticals. Produces
              vaccines that immunize the patient
              against disease-related proteins.
              This instructs the immune system to
              produce antibodies to reverse or
              prevent disease progression.
              (Cost $439,327)
                                                   ------------- -------
                                                      13,375,108    3.30%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     March 31, 2005
             (continued)

                                                                     Percent
       No. of                                                        of Net
       Shares                  Security                   Value      Assets
       ---------------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

      CHEMICALS -- 8.45%

       35,000 CIBA SPECIALTY CHEMICALS AG
              REGISTERED SHARES                    $   2,272,842    0.56%
              Develops, manufactures, and
              markets specialty chemicals.
              (Cost $2,562,063)

       15,488 SIKA AG
              BEARER SHARES                           11,590,986    2.86%
              Leading producer of construction
              chemicals.
              (Cost $3,761,320)

      194,931 SYNGENTA AG/1,2/
              REGISTERED SHARES                       20,426,950    5.03%
              Produces herbicides, insecticides
              and fungicides, and seeds for field
              crops, vegetables, and flowers.
              (Cost $12,135,720)
                                                   ------------- -------
                                                      34,290,778    8.45%
      CONSTRUCTION -- 2.06%

      135,143 HOLCIM LTD.
              REGISTERED SHARES                        8,339,431    2.06%
              Produces and markets various
              building materials, in addition to
              providing consulting and
              engineering services in all areas of
              the cement manufacturing process.
              (Cost $6,153,257)
                                                   ------------- -------
                                                       8,339,431    2.06%

                                                                    Percent
         No. of                                                     of Net
         Shares                Security                  Value      Assets
         ------------------------------------------------------------------

       FOOD & BEVERAGES -- 15.14%

           300 LINDT & SPRUNGLI AG
               REGISTERED SHARES                  $   4,568,336    1.13%
               Major manufacturer of premium
               Swiss chocolates.
               (Cost $1,196,399)

       207,000 NESTLE AG/2/
               REGISTERED SHARES                     56,834,256   14.01%
               Largest food and beverage
               processing company in the world.
               (Cost $12,427,541)
                                                  ------------- -------
                                                     61,402,592   15.14%
       INDUSTRIAL GOODS & SERVICES -- 9.64%

        60,000 ADECCO SA
               REGISTERED SHARES                      3,307,325    0.81%
               Leading personnel and temporary
               employment company.
               (Cost $3,260,846)

         2,055 BELIMO HOLDING AG
               REGISTERED SHARES                      1,317,241    0.32%
               World market leader in damper and
               volume control actuators for
               ventilation and air-conditioning
               equipment.
               (Cost $450,523)

         2,409 KABA HOLDINGS AG
               BEARER SHARES                            677,083    0.17%
               Provides mechanical and electronic
               security systems.
               (Cost $433,442)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     March 31, 2005
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares                  Security                   Value Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

       INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

        49,854 KUEHNE & NAGEL INTERNATIONAL AG
               REGISTERED SHARES                   $  10,791,452    2.66%
               Operates sea freight, land and rail
               transportation businesses and
               warehousing and distribution
               facilities.
               (Cost $2,566,808)

         6,598 SGS SOCIETE GENERALE DE
               SURVEILLANCE HOLDING SA
               REGISTERED SHARES                       4,771,773    1.18%
               Provides a variety of industrial
               inspection, analysis, testing and
               verification services worldwide.
               (Cost $1,709,324)

         8,496 SIG HOLDING AG
               REGISTERED SHARES                       1,824,797    0.45%
               Manufactures packaging machinery
               through subsidaries. Produces
               beverage bottling machines,
               beverage cartons, and filling
               machines.
               (Cost $1,838,620)

        35,047 SULZER AG/2/
               REGISTERED SHARES                      15,143,221    3.73%
               Manufactures and sells industrial
               equipment, machinery, and medical
               devices.
               (Cost $12,445,442)

       615,035 VON ROLL HOLDING AG/1/
               BEARER SHARES                           1,284,871    0.32%
               Manufactures insulation and
               composite materials and offers
               waste treatment services.
               (Cost $904,319)
                                                   ------------- -------
                                                      39,117,763    9.64%

                                                                 Percent
        No. of                                                   of Net
        Shares                  Security                   Value Assets
        ----------------------------------------------------------------

     INSURANCE -- 4.73%

        68,088 SWISS REINSURANCE COMPANY
               REGISTERED SHARES                     $   4,892,809    1.21%
               Second largest reinsurance
               company in the world.
               (Cost $4,038,842)

        81,100 ZURICH FINANCIAL SERVICES AG/2/
               REGISTERED SHARES                        14,282,146    3.52%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $14,353,611)
                                                     ------------- -------
                                                        19,174,955    4.73%
     MEDICAL TECHNOLOGY -- 0.14%

        16,867 PHONAK HOLDING AG
               REGISTERED SHARES                           583,036    0.14%
               Designs and produces wireless
               analog and digital hearing aids,
               transmitters, remote controls,
               microphones and receivers for use
               in wireless communications within
               broadcasting and sports.
               (Cost $143,401)
                                                     ------------- -------
                                                           583,036    0.14%
     PHARMACEUTICALS -- 24.40%

     1,149,000 NOVARTIS AG/2/
               REGISTERED SHARES                        53,791,593   13.26%
               One of the leading manufacturers of
               pharmaceutical and nutrition
               products.
               (Cost $13,461,235)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     March 31, 2005
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares                  Security                   Value Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

       PHARMACEUTICALS -- (CONTINUED)

       420,000 ROCHE HOLDING AG/2/
               DIVIDEND RIGHTS CERTIFICATES        $  45,174,931   11.14%
               Worldwide pharmaceutical
               company.
               (Cost $8,467,363)
                                                   ------------- -------
                                                      98,966,524   24.40%
       RETAILERS -- 1.06%

        24,767 GALENICA HOLDING AG
               REGISTERED SHARES                       4,290,952    1.06%
               Manufactures and distributes
               prescription and over-the-counter
               drugs, toiletries and hygiene
               products.
               (Cost $3,158,881)
                                                   ------------- -------
                                                       4,290,952    1.06%
       TECHNOLOGY -- 3.76%

        14,238 HUBER & SUHNER AG
               REGISTERED SHARES                       1,037,478    0.25%
               Manufactures a wide range of
               products, extending from cables for
               energy and electrical submission to
               special products such as rubber.
               (Cost $815,503)

       230,449 LOGITECH INTERNATIONAL SA/1,2/
               REGISTERED SHARES                      14,065,916    3.47%
               Manufactures personal computer
               input devices, as well as producing
               trackballs, desktop publishing
               programs and related software.
               (Cost $8,396,934)

                                                                 Percent
        No. of                                                   of Net
        Shares                  Security                   Value Assets
        ----------------------------------------------------------------

      TECHNOLOGY -- (CONTINUED)

      23,813 TEMENOS GROUP AG/1/
             REGISTERED SHARES                      $     149,443    0.04%
             Provides integrated software for the
             banking sector. Develops,
             distributes, implements, and
             supports its process-oriented real-
             time enterprise software designed
             for the management of
             administrative tasks in Europe,
             North America, Asia, and the Middle
             East.
             (Cost $159,743)
                                                    ------------- -------
                                                       15,252,837    3.76%
      UTILITY SUPPLIERS -- 6.94%

         500 AARE-TESSIN AG FUR ELEKTRIZITAT
             REGISTERED SHARES                            805,437    0.20%
             Generates, transmits, and
             distributes electricity in Switzerland
             and neighboring countries. Provides
             environmental technology and
             engineering services.
             (Cost $859,335)

      22,445 BKW FMB ENERGIE AG
             REGISTERED SHARES                         12,805,269    3.16%
             Generates and distributes electricity.
             Produces electricity using nuclear,
             hydroelectric, solar, biomass and
             wind energy.
             (Cost $12,145,317)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     March 31, 2005
             (concluded)

                                                                 Percent
        No. of                                                   of Net
        Shares                  Security                   Value Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

       UTILITY SUPPLIERS -- (CONTINUED)

          350 CENTRALSCHWEIZ KRAFTWERKE
              BEARER SHARES                       $   1,321,420    0.33%
              Supplies electric power, operates
              and maintains distribution network
              facilities, constructs and installs
              equipment, and offers consulting
              services to its clients.
              (Cost $1,302,180)

       17,144 ELEKTRIZITAETS-GESELLSCHAFT
              LAUFENBURG AG/2/
              REGISTERED SHARES                      13,182,713    3.25%
              Generates and sells electricity.
              Operates nuclear and hydroelectric
              generating plants. Sells excess
              power throughout Europe.
              (Cost $12,807,688)
                                                  ------------- -------
                                                     28,114,839    6.94%
              TOTAL COMMON STOCKS
              (Cost $186,046,251)*                $ 392,663,943   96.82%
              OTHER ASSETS LESS LIABILITIES          12,893,540    3.18%
                                                  ------------- -------
              NET ASSETS                          $ 405,557,483  100.00%
                                                  ============= =======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $207,067,013
                   GROSS UNREALIZED DEPRECIATION      (449,321)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $206,617,692
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (Unaudited)

THE PLAN
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash in additional shares of the Fund.

Some of the Plan features are:
   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.
The following are answers to frequently asked questions about the Plan.

HOW DO I ENROLL IN THE PLAN?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

HOW DOES THE PLAN WORK?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:
   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (Unaudited) (concluded)

WILL THE ENTIRE AMOUTN OF MY DISTRIBUTION OR DIVIDEND BE REINVESTED?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

HOW CAN I SELL MY SHARES?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

DOES PARTICIPATION IN THE PLAN CHANGE THE TAX STATUS OF MY DISTRIBUTIONS OR DIVIDENDS?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

CAN I GET CERTIFICATES FOR THE SHARES IN THE PLAN
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response
    System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            A SWISS                               THE SWISS
          INVESTMENTS                   ---------------------------
              FUND                                HELVETIA
                                        ---------------------------
                                                 FUND, INC.
                                        ---------------------------
                                                 www.swz.com




        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas
                  Suite 400
          New York, New York 10020             QUARTERLY REPORT
               1-888-SWISS-00                  FOR THE
               (212) 332-2760                  PERIOD ENDED
             http://www.swz.com                MARCH 31, 2005